UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): March 3, 2014

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Exhibits are filed herewith in connection with the issuance on March 3, 2014 by Caterpillar Financial Services Corporation (the “Company”) of (i) $300,000,000 aggregate principal amount of its Medium-Term Notes, Series G, Floating Rate Notes due 2017 (the “Floating Rate Notes”), (ii) $800,000,000 aggregate principal amount of its Medium-Term Notes, Series G, 1.00% Notes due 2017 (the “2017 Notes”) and (iii) $250,000,000 aggregate principal amount of its Medium-Term Notes, Series G, 3.75% Notes due 2023 (the “2023 Notes” and, together with the Floating Rate Notes and the 2017 Notes, the “Notes”) pursuant to the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-173364) (the “Registration Statement”) and the related Prospectus dated April 7, 2011, Prospectus Supplement dated April 7, 2011 and Pricing Supplements, each dated February 26, 2014, relating to the Floating Rate Notes, the 2017 Notes and the 2023 Notes, respectively.
The 2023 Notes will constitute a further issuance of, and will be consolidated with, the $250,000,000 aggregate principal amount of Medium-Term Notes, Series G, 3.75% Notes Due 2023 issued by the Company on November 26, 2013 and, upon completion of the offering of the 2023 Notes, the aggregate principal amount outstanding of Medium-Term Notes, Series G, 3.75% Notes Due 2023 will be $500,000,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ J. Wesley Blumenshine

Name: J. Wesley Blumenshine Title: Secretary

Date: March 3, 2014

EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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